[Transamerica Life Insurance Company Letterhead]

March 14, 2003

VIA EDGAR

Securities and Exchange Commission

450 Fifth Street, N.W.

Washington, D.C. 20549

Re:	Separate Account VA I

File No. 811-10147, CIK 0001114803

Rule 30b2-1 Filing

Commissioners:

As required by Rule 30d-2 under the Investment Company Act of 1940, as amended (the “Act”), Separate Account VA I, a unit investment trust registered under the Act, recently mailed to its contract owners the annual reports for the following underlying management investment companies: Federated Insurance Series, First American Insurance Portfolios, Inc. and Putnam Variable Trust. This filing constitutes the filing of those reports as required by Rule 30b2-1 under the Act.

Pursuant to Rule 30d-1 under the Act:

•	On February 26, 2003, Federated Insurance Series filed its annual report with the Commission via EDGAR (CIK: 0000912577);

•	On February 25, 2003, First American Insurance Portfolios, Inc. filed its annual report with the Commission via EDGAR (CIK: 0001101885); and

•	On February 27, 2003, Putnam Variable Trust filed its annual report with the Commission via EDGAR (CIK: 0000822671).

To the extent necessary, these filings are incorporated herein by reference.

Very truly yours,

Transamerica Life Insurance Company

/s/ Frank A. Camp

Frank A. Camp

Division General Counsel

Financial Markets Division